Green Tree Financial Corp.
Net Interest Margin Trust 1994-B
February, 1999
Payment: March 15, 1999

               7.85% SECURITIZED NET INTEREST MARGIN CERTIFICATES

                                               Cusip #                 393534AB8
                                                                   -------------
                                               Trust Account #        33-31958-0
                                                                   -------------
                                               Distribution Date:  Mar. 15, 1999
                                                                   -------------

                                                                                          Per $1,000
Securitized Net Interest Margin Certificates                                                Original
--------------------------------------------                                              -----------
1.   Amount Available                                                     845,627.19
                                                                       -------------
Interest

2.   Aggregate Interest                                                   161,839.46       1.75150931
                                                                       -------------      -----------

3.   Amount Applied to:
     (a)  accrued but unpaid Interest

4.   Remaining:
     (a)  accrued but unpaid Interest

5.   Monthly Interest                                                     161,839.46
                                                                       -------------

Principal

6.   Current month's principal distribution                               683,787.73       7.40030011
                                                                       -------------      -----------

7.   Remaining outstanding principal balance                           24,056,002.72      260.3463498
                                                                       -------------      -----------
     Pool Factor                                                          0.26034635
                                                                       -------------

8.   Present value of the projected remaining aggregate
     cashflows of the Finance I Assets and the
     Residual Assets, as of the immediately
     preceding Distribution Date                                      437,587,633.64**
                                                                       -------------

9.   Aggregate principal balance of loans
     refinanced by Green Tree Financial                                 1,102,509.63
                                                                       -------------

10.  Weighted average CPR                                                     11.06%
                                                                       -------------

11.  Weighted average CDR                                                      1.92%
                                                                       -------------

12.  Annualized net loss percentage                                            1.06%
                                                                       -------------


13.  Delinquency       30-59 day                                               0.95%
                                                                       -------------
                       60-89 day                                               0.30%
                                                                       -------------
                       90+ day                                                 0.47%
                                                                       -------------
                       Total 30+                                               1.72%
                                                                       -------------


First Trust N. A. Paying Agent/Bondholder Relations (612) 973-5800

**Represents present value of assets for NIM 94-A, 94-B, & 95-A, after cross-collateralization, as of 2/15/99.

Green Tree Financial
Net Interest Margin Trust 1994-B
February, 1999
Payment: March 15, 1999


                                      Fee Assets
                      ---------------------------------------------
                            Guarantee       Inside       Fee Asset
                               Fees          Refi          Total
                      ---------------------------------------------

GTFC 1994-1                 197,037.65     12,749.35    209,787.00
GTFC 1994-2
GTFC 1994-3
GTFC 1994-4
                      ---------------------------------------------

                            197,037.65     12,749.35    209,787.00

Total amount of Guarantee Fees and
     Inside Refinance Payments                          209,787.00
                                                      ------------

Subordinated Servicing Fees                             302,073.78
                                                      ------------

Payment on Finance 1 Note                               511,860.78
                                                      ------------

Allocable to Interest (current)                          11,307.04
                                                      ------------

Allocable to accrued but unpaid Interest                      0.00
                                                      ------------

Accrued and unpaid Trustee Fees                               0.00
                                                      ------------

Allocable to Principal                                  500,553.74
                                                      ------------

Finance 1 Note Principal Balance                      1,227,911.35
                                                      ------------

Green Tree Financial
Net Interest Margin Trust 1994-B
February, 1999
Payment: March 15, 1999


                                                   Inside
                                    Residual        Refi          Total
                          ------------------------------------------------

GTFC 1994-1                               0.00        0.00           0.00
GTFC 1994-2                         108,883.49   31,277.09     140,160.58
GTFC 1994-3                         135,278.02    4,549.41     139,827.43
GTFC 1994-4                          34,557.94   19,220.46      53,778.40
                          ------------------------------------------------

                                    278,719.45   55,046.96     333,766.41

                          Total Residual and Inside
                              Refinance Payments               333,766.41